UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead,	California	91770
(Address of principal executive offices)
(626) 302-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01             Other Events

On November 16, 2023, SCE Trust VII, a statutory trust formed under the laws of the State of Delaware (the “Trust”) by Southern California Edison Company (the “Company”) agreed to sell 22,000,000 of the Trust's 7.50% Trust Preference Securities, liquidation amount of $25 per such security (the “Trust Preference Securities”), representing undivided beneficial ownership interests in the assets of the Trust. The Trust Preference Securities are guaranteed by the Company on a subordinated basis (the “Guarantee”). The proceeds from the sale of the Trust Preference Securities, together with the proceeds from the sale by the Trust of its common securities to the Company, were used by the Trust to purchase shares of the Company's Series M Preference Stock (the “Preference Shares”). The offering relates to the registration statement on Form S-3 filed by the Company and the Trust (File No. 333-258266).

The offering is more fully described in the prospectus dated November 16, 2023 and filed with the Securities and Exchange Commission on November 17, 2023.

Item 9.01             Financial Statements and Exhibits

(d)        Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement among the Company, the Trust and the underwriters named therein dated as of November 16, 2023

4.1	Certificate of Determination of Preferences of the Company’s Series M Preference Stock

4.2

Amended and Restated Declaration of Trust of SCE Trust VII, dated November 22, 2023, among the Company (as Sponsor), The Bank of New York Mellon Trust Company, N.A. (as Institutional Trustee), BNY Mellon Trust of Delaware (as Delaware Trustee) and the Administrative Trustees named therein

4.3	Guarantee Agreement, dated November 22, 2023, by the Company

4.4	Specimen Trust Preferred Security Certificate (included in 4.2)

5.1	Opinion of Richards, Layton & Finger, P.A., dated November 22, 2023 regarding validity of the Trust Preference Securities (including the consent of such counsel)

5.2	Opinion of Michael A. Henry, dated November 22, 2023, regarding validity of the Series M Preference Shares (including the consent of such counsel)

5.3	Opinion of Munger, Tolles & Olson, LLP, dated November 22, 2023, regarding the validity of the Guarantee (including the consent of such counsel)

8.1	Opinion of Munger, Tolles & Olson, LLP, dated November 22, 2023, regarding certain tax matters (including the consent of such counsel)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Natalia Woodward
Natalia Woodward
Treasurer

Date: November 22, 2023